EXHIBIT 10.45


                            STOCK PURCHASE AGREEMENT

         AGREEMENT, dated as of June __, 2002, by and between NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and ________________ (the "Purchaser").

         WHEREAS, the Company desires to place up to 1,200,000 shares of its common stock, $.01 par value (the "Common Stock"), to several investors introduced by Roan/Meyers Associates, L.P. ("Roan/Meyers"); and

         WHEREAS, the Purchaser desires to purchase a portion of the shares from the Company, and the Company desires to sell such shares to the Purchaser, upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual obligations contained herein and other valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I.
                    STOCK PURCHASE AND DELIVERY OF THE SHARES

         1.1 Purchase of the Shares. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties and agreements contained herein, the Purchaser hereby purchases from the Company, and the Company hereby sells to the Purchaser, _____ shares (the "Shares") of Common Stock at a purchase price of $0.30 per share, or an aggregate purchase price of $_____ (the "Purchase Price").

         1.2 Payment of Purchase Price. The Purchaser is paying for the Shares by contemporaneous delivery to the Company of the Purchase Price by certified or bank check or by wire transfer to an account designated by the Company, and the Company is delivering to the Purchaser a certificate for the Shares.

                                  ARTICLE II.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         In order to induce the Purchaser to enter into this Agreement and to consummate the transactions contemplated hereunder, the Company hereby represents and warrants to the Purchaser as follows:

         2.1 Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and is in good standing as a foreign corporation in the State of New Jersey.

         2.2 Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock and 2,000,000 shares of preferred stock, $.01 par value (the "Preferred Stock"). As of June 6, 2002, 12,216,937


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shares of the Company's Common Stock and no shares of the Company's Preferred
Stock were issued and outstanding. In addition, at that date there were 9,349,980 warrants and 1,638,000 options outstanding for the purchase of shares of Common Stock. The Company is in the process of raising additional capital through placements of its Common Stock, including the placement in which the Purchaser is participating, recent placements of an aggregate of _____ shares of Common Stock to several investors, and possible sales pursuant to an Amended and Restated Equity Line of Credit Agreement (the "Equity Line of Credit") with Cornell Capital Partners L.P. The Company has not yet made any sales pursuant to the Equity Line of Credit, and it will not initiate any sales under the Equity Line of Credit for a period of at least 30 days beginning from the final closing date of the placement of the shares.

         2.3 Fully Paid and Non-Assessable Shares. The Shares, when issued, sold and delivered pursuant to the provisions of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

         2.4 Authority. The execution, delivery and performance by the Company of this Agreement and the issuance of the Shares have been duly authorized by the Company, and the Company has all necessary power and authority to issue the Shares and to execute, deliver and perform this Agreement. This Agreement has been duly and validly executed and delivered by the Company and (assuming the valid execution and delivery hereof and thereof by the Purchaser) constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except that such validity, binding effect and enforceability may be limited by applicable bankruptcy and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

         2.5 No Conflicts; Consents. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any provision of the Company's Certificate of Incorporation or By-Laws, each as amended to date; (ii) require the Company to obtain any consent, approval, permit or action of or waiver from, or make any filing with, or give any notice to, any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator, or any governmental agency or political subdivision (a "Governmental Body") or any other person; (iii) violate, conflict with or result in a breach or default under any contract or restriction relating to, or which affects, the Shares or to which the Company is a party or by which the Company may be bound or subject; or (iv) violate any law or order of any Governmental Body against, or binding upon, the Company.

         2.6 Securities. The Company's Common Stock is registered under the Securities Exchange Act of 1934, as amended, and the Company is current in filing its reports on Forms 10-QSB and 10-KSB thereunder. The Common Stock is listed on the NASDAQ SmallCap Market, however, NASDAQ has advised the Company that its Common Stock is subject to be delisted from the NASDAQ Small Cap Market by reason of not meeting the maintenance requirements. In the event NASDAQ delists the Common Stock, the Common Stock would be traded on the Over-the-Counter Bulletin Board.


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         2.7  Rule 502(b)(2)(ii) Compliance. The Company has provided the
Purchaser or Roan/Meyers on behalf of the Purchaser with the information required by Rule 502(b)(2)(ii); specifically, the Company has supplied a copy of the Prospectus, dated May 31, 2002, to the Company's Registration Statement on Form SB-2.

                                  ARTICLE III.
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         In order to induce the Company to enter into this Agreement and to consummate the transactions contemplated hereunder, the Purchaser hereby represents and warrants to the Company as follows:

         3.1 Authority and Performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except that such validity, binding effect and enforceability may be limited by applicable bankruptcy and other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought (whether at law or in equity).

         3.2 Accredited Investor. The Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Shares. The Purchaser has prior experience in investing in "restricted securities" under Regulation D. The investment herein is consistent with the Purchaser's investment objectives.

         3.3 Shares Acquired for Investment Purposes. The Purchaser is acquiring the Shares hereunder solely for his own account, for investment purposes, and not with a view to the resale, transfer or assignment of any of the Shares. The Purchaser acknowledges that the delivery to the Purchaser by the Company of the Shares pursuant to this Agreement has not been registered under the Securities Act or any state securities law, and that the Shares may be sold or transferred other than pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from such registration, and he may have to bear the economic risk for a substantial period.

         3.4 Access. The Purchaser has received and read the Prospectus, dated May 31, 2002 to the Company's Registration Statement on Form SB-2 as background information regarding the Company. The Purchaser or Roan/Meyers on behalf of the Purchaser has had the opportunity to meet with and to discuss the Company's operations and financial matters with management of the Company and to have management answer questions regarding the Company and its public available information, including its Form 10-KSB for the fiscal year ended December 31, 2001 and Form 10-QSB for the fiscal quarter ended March 31, 2002.

         3.5 Knowledge of the Company. The Purchaser is now, or has been within the past 12 months, the beneficial owner of the Company's Common Stock.

         3.6 Risks. The Purchaser understands the fundamental aspects of and risks involved in an investment in the Company, including (i) the speculative nature of the investment, (ii) the financial hazards involved, including the


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risk of losing the entire investment, (iii) the lack of liquidity, (iv) the restrictions on transferability of the Shares and (v) the inherent risks relating to the business of the Company, and the other risks as set forth in the "Risk Factors" section of the May 31, 2002 prospectus.

         3.7 Legend; Stop Transfer. The Purchaser acknowledges that the certificate or certificates representing the Shares and the certificate representing the Warrants the Purchaser is purchasing hereby shall bear the following restrictive legends on the reverse side thereof:

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, UNLESS (IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE LAWS IS THEN AVAILABLE.

The Purchaser is aware that the Company will instruct its transfer agent to make a stop transfer notation in its appropriate records with respect to the restrictions on the transferability of the Shares.

         3.8 Commissions. The Purchaser is aware that Roan/Meyers has acted as finder in connection with his purchase of the Shares for which such firm is to receive a cash commission in the amount equal to 10% of the Purchase Price and an nonaccountable reimbursement allowance in an amount equal to 1% of the Purchase Price. The Purchaser is relying on Roan/Meyers to contact the Company on his behalf, and to provide him with information about the Company.

                                  ARTICLE IV.
                               REGISTRATION RIGHTS

         4.1 "Piggyback" Registration. If the Company, at any time from the date hereof until August 31, 2002, proposes to register any shares of its Common Stock under the Securities Act (other than registrations (i) solely for the registration of shares in connection with an employee benefit plan or a merger or consolidation, (ii) pursuant to Section 4.2, (iii) pursuant to a Registration Rights Agreement entered into in connection with an Amended and Restated Equity Line of Credit Agreement, or (iv) for the registration of Common Stock underlying warrants or other rights issued and outstanding as of the date hereof), whether or not for sale of its own account, and the registration form to be used may be used for the registration of the Shares (a "Piggyback Registration"), the Company will give prompt written notice to the Purchaser of


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its intention to do so and of the Purchaser's rights under this Section 4.1).
Upon the written request of the Purchaser made within fifteen (15) days after the receipt of any such notice (which request shall specify the number of Shares (the "Registrable Shares") intended to be disposed of by the Purchaser and the intended method of distribution thereof), the Company will use its best efforts to effect the registration under the Securities Act of Registrable Shares which the Company has been so requested to register by the Purchaser. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Purchaser and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay the expenses in connection therewith), and (ii) in the case of a determination to delay registering or to delay the sale of the Registrable Shares thereunder, shall be permitted to delay registering any Registrable Shares or the sale thereunder, for the same period as the delay in registering such other securities or as requested by any underwriter of other securities being included therein (provided that all sellers of included securities (other than the Company) are similarly treated).

         4.2 "Demand" Registration. The Purchaser shall have the right, beginning ninety (90) days after the issuance of the Shares to demand by written notice to the Company ("Notice of Demand") that the Company use its best efforts to effect the registration of the Shares under the Securities Act on Form S-3 or such applicable form as properly designated by the Company, if the Shares are not then included in a registration statement filed pursuant to Section 4.1 hereof. The Company shall as expeditiously as practicable, but in no event later than one hundred fifty (150) days after the delivery of such Notice of Demand, prepare and file with the SEC a registration statement (the "Demand Registration") under the Securities Act and use its best efforts to cause such Demand Registration to become effective. The Company shall use its best efforts to maintain the Registration Statement current under the Securities Act from its effective date until the date which is two (2) years from the date of this Agreement or until all Shares included therein have been sold, if earlier. Subject to Section 4.1 hereof, the Company may include the Shares in a registration statement being filed by the Company with respect to other securities of the Company.

         4.3 Costs; Prospectuses; Qualification for Sale. The Company shall bear the entire cost and expense of registering the Registrable Shares under any Registration Statement filed by it under this Article. The Company shall supply prospectuses and such other documents as the Purchaser may request and shall qualify the Registrable Shares for sale in such jurisdictions as requested; provided, however, that the Company reserves the right, in its sole discretion, not to qualify the Registrable Shares in any jurisdiction where the Company would be required to qualify as a foreign corporation and is not otherwise required to be qualified therein. The obligation of the Company under this Article shall be limited to one Registration Statement which is declared effective under the Securities Act.

         4.4 Indemnification; Selling Stockholder Agreement. As a condition to the Company filing a registration under this Article, the Purchaser agrees to provide to the Company the usual and customary indemnifications and to enter


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into a customary selling shareholder agreement with the Company in connection with the Registrable Shares, as may be reasonably requested by the Company.

                                   ARTICLE V.
                                 INDEMNIFICATION

         5.1 The Purchaser acknowledges that he understands the meaning and legal consequences of the representations and warranties contained in Article 3. The Purchaser hereby agrees to indemnify and hold harmless the Company, and the Company's officers and directors, from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty made by it in this Agreement.

                                  ARTICLE VI.
                                 MISCELLANEOUS.

         6.1 Entire Agreement. This Agreement contains the entire agreement between the Purchaser and the Company with respect to the matters set forth herein, and this Agreement supersedes all prior agreements and understandings between them as to the subject matter hereof.

         6.2 Benefits. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the Company and the Purchaser and their respective successors and assigns. The Purchaser may not transfer or assign this Agreement without the prior written consent of the Company.

         6.3 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of Delaware, without giving effect to the principles of conflicts of law.

         6.4 Severability. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

         6.5 Modification, Waivers, Etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         6.6 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given and shall be effective upon receipt if delivered by hand, or sent by certified or registered United States mail, postage prepaid and return receipt requested, or by prepaid overnight express service or facsimile transmission (with receipt confirmed). Notices shall be sent to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice; provided that such notice shall be effective only upon receipt thereof):


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                           If to the Company:

                           NUWAVE Technologies, Inc.
                           One Passaic Ave.
                           Fairfield, NJ 07004
                           Attn: Chief Financial Officer
                           Fax: (973) 882-9912


                           If to the Purchaser:

                           ------------------------
                           ------------------------
                           ------------------------
                           Fax: ___________________

         6.7 Captions. The captions of articles and sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                         NUWAVE TECHNOLOGIES, INC.



                                         By: ___________________________




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